UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 26, 2026

PENGUIN SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Commission File Number 001-38102

Delaware	36-5142687
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

45800 Northport Loop West
Fremont, CA	94538
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (510) 623-1231

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.03 par value per share	PENG	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 26, 2026, Nate Olmstead notified Penguin Solutions, Inc. (the “Company”) of his decision to resign as the Company’s Senior Vice President and Chief Financial Officer (“CFO”), effective as of July 8, 2026, to pursue another opportunity in a different industry. His departure is not the result of any disagreement with the Company on any matter relating to its operating performance, financial reporting, accounting, internal controls, operations, policies, or practices. Mr. Olmstead will not receive any severance benefits in connection with his voluntary departure from the Company.

On May 31, 2026, the board of directors of the Company appointed Aaron Johnson, the Company’s Vice President, Finance and Accounting, as interim CFO and as the Company’s principal financial and accounting officer, succeeding Mr. Olmstead in these positions effective as of July 9, 2026, on an interim basis until the Company appoints a successor. Mr. Johnson, age 47, has served in his current role since joining the Company in June 2024. Prior to joining the Company, Mr. Johnson served at NETGEAR, Inc., a global networking company, as Vice President, Finance from September 2022 to May 2024, and as Senior Director, Assistant Controller from January 2022 to September 2022. Prior to joining NETGEAR, Mr. Johnson served at Power Integrations, Inc., a semiconductor company, from June 2015 to January 2022, most recently as Assistant Corporate Controller from November 2018 to January 2022. Earlier roles included positions at Xilinx, Inc. (acquired by Advanced Micro Devices, Inc.) and PricewaterhouseCoopers. Mr. Johnson is a certified public accountant (inactive) in California and holds a Master of Business Administration from the University of Louisiana at Lafayette and a Bachelor of Science in Business Administration and Accounting from San Jose State University.

No new compensatory arrangements have been entered into with Mr. Johnson in connection with his appointment as interim CFO. Mr. Johnson will enter into the Company’s standard form of indemnification and advancement agreement.

There are no arrangements or understandings between Mr. Johnson and any other person pursuant to which he will assume the role of interim CFO, nor are there any family relationships between Mr. Johnson and any other executive officer or director of the Company. Mr. Johnson has no direct or indirect material interest in any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.

On June 1, 2026, the Company issued a press release regarding the events described in Item 5.02. Additionally, the Company reaffirmed its financial outlook for full-year fiscal 2026, as provided in its earnings release issued on April 1, 2026. The Company intends to report financial results for the third quarter of fiscal 2026 on July 7, 2026. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995 that are not historical in nature, that are predictive or that depend upon or refer to future events or conditions. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements. These statements may include, but are not limited to, statements concerning the Company’s leadership transition plans, the Company’s financial outlook for full-year fiscal 2026, and the timing for reporting financial results for the third quarter of fiscal 2026. Forward-looking statements often use words such as “anticipate,” “target,” “expect,” “estimate,” “intend,” “plan,” “believe,” “could,” “will,” “may,” and other words of similar meaning. These forward-looking statements are based on current expectations, circumstances, aspirations, and assumptions that are subject to factors and uncertainties that could cause actual results to differ materially from those described in these forward-looking statements. These forward-looking statements are subject to a number of significant risks, uncertainties, and other factors, many of which are outside the Company’s control, including the factors and risks detailed in the Company’s filings with the U.S. Securities and Exchange Commission (which include the Company’s most recent Annual Report on Form 10-K). Such factors and risks as outlined above and in such filings do not constitute all factors and risks that could cause actual results of the Company to be materially different from the Company’s forward-looking statements. Accordingly, investors are cautioned not to place undue reliance on any forward-looking statements. These forward-looking statements are made as of the date of this Current Report on Form 8-K, and the Company does not intend, and has no obligation, to update or revise any forward-looking statements in order to reflect events or circumstances that may arise after the date of this Current Report on Form 8-K, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1#*	Form of Indemnification and Advancement Agreement for Directors and Officers

99.1**	Press release of Penguin Solutions, Inc. dated June 1, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Incorporated by reference to Exhibit 10.1 to the Form 8-K12B filed June 30, 2025.
**	Furnished herewith.
#	Indicates management contract or compensatory plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2026	Penguin Solutions, Inc.

	By:	/s/ Anne Kuykendall
Anne Kuykendall
Senior Vice President and Chief Legal Officer